Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments - at fair value (Note 3)	$ 546,487,936	$ 478,657,680
Receivables:
Employer contributions	545,260	378,383
Participants’ contributions	1,083,601	735,004
Notes receivable from participants	16,505,827	14,911,132
Total receivables	18,134,688	16,024,519
Net assets available for benefits	$ 564,622,624	$ 494,682,199